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                                                                    Exhibit 10.4

                          ABRAXAS PETROLEUM CORPORATION

                          REGISTRATION RIGHTS AGREEMENT

                                                                January 23, 2003

Jefferies & Company, Inc.
Two Houston Center
909 Fannin Street, Suite 3100
Houston, Texas 77010

Gentlemen:

     Abraxas Petroleum Corporation, a Nevada corporation ("ABRAXAS" or the "ISSUER"), has agreed pursuant to the terms of its Offer to Exchange dated December 9, 2002, as amended and supplemented by Supplement No. 1 to its Offer to Exchange dated January 15, 2003 (the "EXCHANGE OFFER") to issue and sell up to an aggregate of $118,250,000 principal amount of the Issuer's 11 1/2% Secured Notes due 2007, Series A (the "NEW NOTES"), and up to an aggregate of 5,990,000 shares of Abraxas common stock, par value $0.01 per share ("COMMON STOCK"), in exchange for Abraxas' 11 1/2% Senior Secured Notes due 2004, Series A, and 11 1/2% Senior Notes due 2004, Series D (collectively, "OLD NOTES") to all tendering noteholders of Old Notes. The New Notes are unconditionally guaranteed by each of the Issuer's current and future subsidiaries (collectively, the "SUBSIDIARY GUARANTORS"), as more fully described in that certain Indenture dated as of January 23, 2003 by and among Abraxas, the Subsidiary Guarantors and U.S. Bank, N.A., as Trustee. Any reference to "Issuer" in this Registration Rights Agreement (this "AGREEMENT") shall also include the Subsidiary Guarantors and any other person who may become an issuer of Registrable Securities. Jefferies & Company, Inc. ("JEFFERIES") which is acting as the dealer manager for the Exchange Offer is entering into this Agreement on behalf of the Holders, which are intended by the parties to be third-party beneficiaries of this Agreement. In connection therewith, the Issuer agrees with Jefferies for the benefit of the Holders as follows:

     1. DEFINITIONS. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "ADDITIONAL NOTES" means any additional Secured Notes issued in lieu of cash interest payments on any outstanding Secured Notes or issued as Liquidated Damages pursuant to Section 7 hereof.

     "AFFILIATE" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether through ownership of

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voting securities, by contract or otherwise; and the terms "controlling" and
"controlled" have meanings correlative to the foregoing.

     "BUSINESS DAY" means any day except a Saturday, Sunday or other day in the City of New York, or in the city of the corporate trust office of the Trustee (as defined herein), on which banks are authorized to close.

     "CLOSING DATE" means January 23, 2003.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON STOCK" refers to the Issuer's Common Stock, par value $0.01 per share.

     "ENGAGEMENT LETTER" means the Engagement Letter between Abraxas and Jefferies dated July 24, 2002, as amended on August 2, 2002.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "EXCHANGE OFFER REGISTRATION STATEMENT" means any Registration Statement relating to the Series B Exchange Offer, including the related Prospectus.

     "HOLDER" or "HOLDERS" means any holder of Registrable Securities.

     "INDENTURE" means the Indenture, dated as of January 23, 2003, by and among the Issuer, the Subsidiary Guarantors and U.S. Bank, N.A., as trustee (the "TRUSTEE"), pursuant to which the Secured Notes are being issued, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

     "LIQUIDATED DAMAGES" shall have the meaning set forth in Section 7 hereof.

     "MANAGING UNDERWRITERS" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

     "NASD" means the National Association of Securities Dealers, Inc.

     "NEW NOTES" has the meaning set forth in the preamble to this Agreement. References in this Agreement to New Notes shall be deemed to include any Additional Notes (as defined herein) relating thereto, to the extent applicable.

     "PERSON" means an individual, partnership, limited liability company, corporation, association, trust, joint venture or any other unincorporated organization or entity.

     "PROSPECTUS" means each prospectus included in any Registration Statement (including, without limitation, a Prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the

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offering of any portion of the Registrable Securities, covered by such
Registration Statement, and all amendments and supplements to the Prospectus, including post effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     "REGISTRABLE SECURITIES" means (a) the Secured Notes, Additional Notes and shares of Common Stock issued to the Holders as described in the introductory paragraph to this Agreement, and (b) any shares of Common Stock or other securities issued or issuable in respect of or in exchange for any of such Secured Notes, Additional Notes or shares of Common Stock (or other securities issued or issuable in respect of or in exchange for any of the foregoing), whether by result of a reclassification, recapitalization, merger, other reorganization, distribution, stock split or stock dividend paid thereon or otherwise.

     "REGISTRATION STATEMENT" means any registration statement of the Issuer relating to (a) an offering of Series B Notes pursuant to a Series B Exchange Offer or (b) the registration for resale of Transfer Restricted Notes and/or other Registrable Securities held by Holders pursuant to the Shelf Registration Statement, in each case, (i) which is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     "SECURED NOTES" means the New Notes and/or the Series B Notes. References in this Agreement to Secured Notes shall be deemed to include any Additional Notes relating thereto, to the extent applicable.

     "SERIES B EXCHANGE OFFER" means the exchange offer contemplated by the registration by the Issuer under the Act of the Series B Notes pursuant to the Exchange Offer Registration Statement pursuant to which the Issuer shall offer the Holders of all outstanding Transfer Restricted Notes the opportunity to exchange all such outstanding Transfer Restricted Notes for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Notes tendered in such exchange offer by such Holders.

     "SERIES B NOTES" means the Issuer's 11 1/2% Secured Notes due 2007, Series B, to be issued pursuant to the Indenture (i) in the Series B Exchange Offer or
(ii) upon the request of any Holder of New Notes covered by a Shelf Registration Statement, in exchange for such New Notes. References in this Agreement to Series B Notes shall be deemed to include any Additional Notes relating thereto, to the extent applicable.

     "SHELF REGISTRATION" means a registration effected pursuant to Section 3 hereof.

     "SHELF REGISTRATION STATEMENT" means a "shelf" registration statement of the Issuer pursuant to the provisions of Section 3 hereof which covers some or all of the Registrable Securities on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference therein.

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     "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Section
77aaa-77bbbb) as in effect on the date of the Indenture.

     "TRANSFER RESTRICTED NOTES" means each New Note, until the earliest to occur of (a) the date on which such New Note is exchanged in the Series B Exchange Offer for a Series B Note and such Series B Note is entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such New Note has been disposed of in accordance with a Shelf Registration Statement, or (c) the date on which such New Note is distributed to the public without volume or manner of sale restrictions pursuant to Rule 144 under the Act.

     "UNDERWRITER" means any underwriter of Registrable Securities in connection with an underwritten offering thereof under a Registration Statement.

     "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" means a registration in which Registrable Securities are sold to any Underwriter for reoffering to the public pursuant to a Registration Statement.

     "WARRANTS" means the warrants to purchase an aggregate amount of 950,000 shares of the Issuer's Common Stock evidenced by the Common Stock Purchase Warrant dated August 1, 2000 between Abraxas and Basil Street Company, Common Stock Purchase Warrant dated September 1, 2000 between Abraxas and Jessup & Lamont Holdings, Common Stock Purchase Warrant dated August 1, 2000 between Abraxas and TNC, Inc., and Common Stock Purchase Warrant dated August 1, 2000 between Abraxas and Charles K. Butler.

     2.   EXCHANGE OFFER REGISTRATION.

     (a) Unless the Series B Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 2(c)(i) below have been complied with), the Issuer shall (i) cause to be filed with the Commission, as promptly as practicable after the Closing Date and (subject to the provisions of Section 2(c)(i)) no later than 15 days after the Closing Date, the Exchange Offer Registration Statement, (ii) use its reasonable best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 105 days after the Closing Date, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective,
(B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Series B Notes to be made under the "blue sky" laws of such jurisdictions as are necessary to permit consummation of the Series B Exchange Offer; PROVIDED, HOWEVER, that in no event shall the Issuer be obligated to qualify to do business in any jurisdiction where it is not now so qualified, or take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not now so subject, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, use its reasonable best efforts to commence and consummate the Series B Exchange Offer. The Series B Exchange Offer shall be on the appropriate form permitting registration of the Series B Notes to be offered in exchange

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for the New Notes that are Transfer Restricted Notes. Each Holder that participates in the Series B Exchange Offer will be required to represent that any Series B Notes to be received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Series B Exchange Offer, such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Series B Notes in violation of the provisions of the Securities Act, and that such Holder is not an affiliate of the Issuer within the meaning of the Securities Act.

     (b) The Issuer shall use its reasonable best efforts to cause the Series B Exchange Offer Registration Statement to be effective continuously, and shall keep the Series B Exchange Offer open, for a period of not less than the minimum period required under applicable federal and state securities laws to consummate the Series B Exchange Offer; PROVIDED, HOWEVER, that in no event shall such period be less than 20 Business Days. The Issuer shall cause the Series B Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Series B Notes shall be included in the Exchange Offer Registration Statement. The Issuer shall cause the Series B Exchange Offer to be consummated within 30 Business Days after the Exchange Offer Registration Statement has become effective, subject to any extension that may be legally required as a result of an event referred to in Section 4(c)(2).

     (c) In connection with the Series B Exchange Offer, the Issuer shall comply with all applicable provisions of Section 4 hereof, shall use its reasonable best efforts to effect such exchange and shall comply with all of the following provisions:

          (i) If, following the date hereof and prior to consummation of the Series B Exchange Offer, there has been published a change in Commission policy with respect to exchange offers such as the Series B Exchange Offer, such that in the reasonable judgment of counsel to the Issuer there is a substantial question as to whether the Series B Exchange Offer is permitted by applicable federal law or Commission policy, the Issuer hereby agrees, upon the request of any 10% Holder (as defined herein), to seek a no-action letter or other favorable decision from the Commission allowing the Issuer to consummate a Series B Exchange Offer for such New Notes. The Issuer hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. In connection with the foregoing, the Issuer hereby agrees, however, but subject to the proviso set forth above, to take all such other actions as are reasonably requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation to
(A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Issuer setting forth the legal bases, if any, upon which such counsel has concluded that such a Series B Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

          (ii) To the extent required by the Commission, prior to effectiveness of the Exchange Offer Registration Statement, the Issuer shall provide a supplemental letter to the Commission (A) stating that the Issuer is registering the Series B Exchange Offer in reliance on the position of the Commission enunciated in EXXON CAPITAL HOLDINGS CORPORATION (available May 13,
1988), MORGAN STANLEY AND CO., INC. (available June 5, 1991) and, if applicable, any no-

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action letter obtained pursuant to clause (c)(i) immediately above, (B)
including a representation that the Issuer has not entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Series B Exchange Offer and that, to the best of the Issuer's information and belief, each Holder participating in the Series B Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Series B Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (c)(i) immediately above.

     3.   SHELF REGISTRATION. References to "Registrable Securities" in this
Section 3 do not include Series B Notes or Additional Notes relating thereto:

     (a) The Issuer shall as promptly as practicable after the Closing Date and no later than 15 days after the Closing Date file a Shelf Registration Statement relating to all Registrable Securities held by Holders with the Commission and thereafter shall use its reasonable best efforts to cause such Registration Statement relating to the offer and sale of the Registrable Securities by the Holders to be declared effective by the Commission at the earliest possible time, but in no event later than 105 days after the Closing Date, such offer and sale of such Registrable Securities by the Holders being made from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Registration Statement, including an Underwritten Offering. The Issuer shall use its reasonable best efforts to keep each Shelf Registration Statement discussed in this Section 3(a) continuously effective, supplemented and amended as required by and subject to the provisions of Sections 2 and 3 hereof as applicable, and to the extent necessary to ensure that it is available for sales of Registrable Securities by the Holders thereof entitled to the benefit of this Section 3(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for the period specified in
Section 3(b) below. The Issuer shall not permit any securities other than the Registrable Securities (and any shares issuable upon exercise of the Warrants) to be included in any Shelf Registration Statement. In the event of an Underwritten Offering, the managing underwriter or underwriters selected for such offering shall be selected by such Holders, and reasonably acceptable to the Issuer. Such Holders shall provide the Issuer with notice of the identity of the managing underwriter or underwriters it or they have selected at a reasonable time prior to the commencement of any such underwritten offering.

     (b) The Issuer shall use its reasonable best efforts to keep each Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders until the earlier of (i) the date that is two years from the Closing Date plus any Suspension Period or Black Out Period (as respectively defined hereafter), (ii) the date that all of the Registrable Securities covered thereby have been sold pursuant to such Registration Statement, (iii) the date that Jefferies on behalf of the Holders receives an opinion of counsel to the Issuer addressed to Jefferies and the Holders, which counsel shall be reasonably acceptable to Jefferies on behalf of the Holders, that all of the Registrable Securities (other than those held by Affiliates) covered thereby may be sold under the provisions of Rule 144 without limitation as to volume or manner of sale (a copy of which opinion shall be provided by the Issuer to any Holder

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upon request by such Holder), or (iv) the date that all Registrable Securities covered thereby have been otherwise transferred to persons who may trade such shares without restriction or limitation under the Act, and the Issuer has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, (in any such case, such period being called the "REGISTRATION PERIOD"). If a Registration Statement filed pursuant to
Section 3(a) ceases to be effective during the Registration Period, then, if the effectiveness can be reinstated, the Issuer shall use all reasonable best efforts to have such Registration Statement reinstated immediately, and if such Registration Statement cannot be reinstated or is not reinstated immediately, the Issuer shall use all reasonable best efforts to file promptly a substitute registration statement and cause such substitute registration statement to become effective as soon as practicable and continuously effective during the balance of the Registration Period. Issuer may replace (or convert) any Registration Statement on Form S-1 with a Registration Statement on Form S-3, provided, that there is no interruption in the effectiveness of such Shelf Registration Statement and such replacement is at Issuer's sole expense and the Holders shall have no obligation as a result of such replacement or conversion.

     (c) Each Holder of Registrable Securities agrees by its acquisition of such Registrable Securities that, upon actual receipt of any written notice from the Issuer of the occurrence of any event of the kind described in Section 4(c)(2) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus, as the case may be (and will rescind any pending disposition, to the extent practicable), until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(i) hereof, or until it is advised in writing (the "ADVICE") by the Issuer that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Issuer shall give any such notice, the Issuer shall use all reasonable best efforts to ensure the filing and/or effectiveness of the Registration Statement and/or use of the Prospectus may be resumed as promptly as practicable, and the period during which the Registration Statement and the Prospectus are required to remain continuously effective shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date (the "SUSPENSION PERIOD") when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(i) hereof or (y) the Advice; provided, however, that such Suspension Period shall in no event exceed 45 consecutive days and 90 days in any 12-month period.

     (d) No Holder of Registrable Securities may include any Registrable Securities in any Shelf Registration Statement pursuant to this Agreement or enforce the provisions of Section 7 hereof unless and until such Holder furnishes to the Issuer in writing, within 7 days after receipt of a written request from the Issuer therefor, such information as the Issuer may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein as is legally required for registration statements and prospectuses for similar securities. Each Holder of Registrable Securities as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make information previously furnished to the Issuer by such Holder not materially misleading.

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     4.   REGISTRATION PROCEDURES. As expeditiously as practicable, at the
Issuer's sole expense:

     (a) The Issuer shall furnish to any Holder that furnishes information for inclusion therein, prior to the filing thereof with the Commission but in any event at least five Business Days prior to such filing so that such Holders have a reasonable opportunity to review and comment, a copy of any Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein. The Issuer shall consider all comments it receives from such Holders in good faith. The Issuer shall not file any Registration Statement to which any 10% Holder reasonably objects.

     (b) The Issuer will ensure that (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto comply in all material respects with the Act and the rules and regulations thereunder, (ii) any Registration Statement or any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, do not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

     (c)  For the sole purposes of a Registration Statement, as described in
Section 3 of this Agreement:

     (1) The Issuer shall advise the trustee for the New Notes, the transfer agent for the Common Stock and the 10% Holders and, if requested by any of them, confirm such advice in writing:

          (i) when a Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

          (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information or if a prospectus is required to be delivered under the Act.

     (2) The Issuer shall advise the trustee for the New Notes, the transfer agent for the Common Stock and the 10% Holders and, if requested by any of them, confirm such advice in writing:

          (i) of the issuance (or threat of issuance) by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose or that any Registration Statement has otherwise ceased to be effective;

          (ii) of the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable

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Securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose;

          (iii) of the discovery or happening of any event that requires the making of any changes in any Registration Statement or any Prospectus so that, as of such date, the statements therein do not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (which advice shall be accompanied by an instruction to suspend the use of such Prospectus until the requisite changes have been made); and

          (iv) of the Issuer's reasonable determination that a post-effective amendment to any Registration Statement would be appropriate.

Any notice provided by the Issuer pursuant to this section 4(c) shall be kept confidential by any recipient unless disclosure thereof is made in connection with a court or administrative proceeding or action required by law or such information becomes available to the public generally or through a third party without a known obligation of confidentiality.

     (d) The Issuer will use its reasonable best efforts to prevent the issuance of and to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement or suspending or preventing the use of any related Prospectus or suspending the qualification (or exemption from qualification) of any securities included in such Shelf Registration Statement for sale in any jurisdiction at the earliest possible time and the Issuer will use its reasonable best efforts to cause all Registrable Securities covered by such Shelf Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Issuer to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities.

     (e) The Issuer will promptly furnish to each Holder of Registrable Securities, upon receipt of such Holder's written request, and any Underwriter included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder or an Underwriter so requests in writing, all exhibits and documents incorporated or deemed to be incorporated by reference therein.

     (f) The Issuer will, during the Registration Period, deliver to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, promptly upon receipt of such Holder's written request, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto and any document or exhibit incorporated or deemed incorporated therein as such Holder may reasonably request in writing; and the Issuer consents to the use of the Prospectus or any amendment or supplement thereto and any document or exhibit incorporated or deemed incorporated therein by each of the selling Holders of Registrable Securities and any Underwriter in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

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     (g)  Prior to any offering of Registrable Securities pursuant to any Shelf
Registration Statement, the Issuer will register or qualify or cooperate with the Holders of Registrable Securities included therein and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders or any Underwriter reasonably requests in writing, and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement and will keep such registration, qualification or exemption effective during the Registration Period; PROVIDED, HOWEVER, that the Issuer will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

     (h) The Issuer will cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as either the Holders or any Underwriter may request prior to sales of Registrable Securities pursuant to such Registration Statement.

     (i) Subject to the last sentence of this Section 4(i), upon the occurrence of any event contemplated by paragraphs (c)(2)(iii) or (c)(2)(iv) above, the Issuer will promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that the Prospectus, as supplemented or amended, will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Issuer shall not be required to amend or supplement a Shelf Registration Statement, any related Prospectus or any document incorporated therein by reference in the event that, and for a period (a "BLACK OUT PERIOD") not to exceed, for so long as this Agreement is in effect, 45 days consecutively and 90 days in any 12-month period if either (A) any action by the Issuer pursuant to this Section 4(i) would violate applicable law or (B) (x) an event occurs and is continuing as a result of which a Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Issuer's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (y) (1) the Issuer determines in good faith that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuer or (2) the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed in any relevant jurisdiction.

     (j) The Issuer shall, if reasonably requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters or any of the 10% Holders reasonably agrees should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

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     (k)  The Issuer shall cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Issuer are then listed, provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of a Registration Statement and shall enter into such agreements (including underwriting agreements) and take all other appropriate actions necessary or advisable in order to expedite or facilitate the registration or the disposition of the Registrable Securities;
the Issuer shall also (i) make such representations, warranties to, and covenants with the Underwriters and any 10% Holder upon request by such 10% Holder, with respect to the businesses of the Issuer and its subsidiaries and the Registration Statement, the Prospectus and documents incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of securities similar to the Registrable Securities to be sold in an underwritten offering, (ii) furnish to the Underwriters and any 10% Holder upon request by such 10% Holder opinions of counsel to the Issuer and updates thereof in form and substance reasonably satisfactory to the Managing Underwriters and any such 10% Holders covering the matters customarily covered in opinions delivered in underwritten offerings of securities similar to the Registrable Securities, but in any event including (A) an opinion that any Registration Statement filed by the Issuer is being filed on the appropriate form for registration of the Registrable Securities and that such Registration Statement has been declared effective by the Commission and there is no applicable stop order or other legal reason impairing the use of the prospectus therein as a result of the action or failure to act by the Issuer or as a result of any action by a governmental authority, and any Holder may trade the Registrable Securities relating thereto freely (subject to any prospectus delivery requirements) and (B) negative assurances regarding the substance of Rule 10b-5 of the Exchange Act (which opinion and negative assurances shall be reissued upon and dated the date of any amendment or supplement or incorporation by reference to any Registration Statement or conclusion of any Black Out Period or Suspension Period), (iii) obtain and furnish to the Underwriters and any 10% Holder upon written request by such Holder "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the Managing Underwriters and such 10% Holder, as the case may be, from the independent public accountants of the Issuer (and, if necessary, any other independent public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included in the Registration Statement), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of securities similar to the Registrable Securities to be sold (which shall be reissued upon and dated the date of any amendment or supplement or incorporation by reference to any Registration Statement or conclusion of any Black Out Period or Suspension Period), and (iv) cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 of this Agreement (or such other provisions and procedures acceptable to the Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 6 of this Agreement from Holders of Registrable Securities to the Issuer). The above shall be done additionally at each closing under such underwriting agreement, or as and to the extent required thereunder.

     (l) The Issuer shall (i) make reasonably available for inspection by a representative or representatives of the Holders of Registrable Securities to be registered thereunder, any Underwriter participating in any disposition pursuant to a Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such Underwriter, during reasonable business hours all relevant financial and other records, pertinent corporate documents and properties of the Issuer and its subsidiaries and (ii) cause the Issuer's officers, directors and employees to supply all relevant information reasonably requested by any such representatives or any such Underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; PROVIDED, HOWEVER, that any information that is designated by the Issuer, in good faith, as confidential at the time of delivery of such information shall be kept confidential by any such representatives or any such Underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court or administrative proceeding or action or required by law or is necessary to avoid or correct a misstatement or omission of material fact in any Registration Statement, or such information becomes available to the public generally or through a third party without a known obligation of confidentiality.

     (m) The Issuer shall comply with all applicable rules and regulations of the Commission and make generally available to the securityholders of Abraxas earnings statements satisfying the provisions of Section 11(a) of the Act and Rule 158 thereunder (or any similar rule promulgated under the Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which Registrable Securities are sold to Underwriters in a firm commitment or best efforts Underwritten Offering and (B) if not sold to Underwriters in such an offering, then commencing on the first day of the first fiscal quarter of Abraxas after the effective date of a Registration Statement, which statements shall cover such 12-month periods.

     (n) The Issuer shall cooperate with each seller of Registrable Securities covered by any Registration Statement and each Underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

     (o) In connection with each Registration Statement filed with the Commission, the Issuer shall cause the Indenture to be qualified under the TIA not later than the effective date of such Registration Statement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

     5. REGISTRATION EXPENSES. The Issuer will bear all expenses incident to or incurred in connection with the preparation and filing of any Registration Statement whether or not declared effective, and including, without limitation, in connection with the performance of its obligations under Sections 2, 3 and 4 hereof, including, without limitation, all registration and filing fees and expenses, fees and expenses of compliance with federal and state securities laws or with blue sky laws as provided in Section 4(g), any NASD filing fees required to be made in connection with an Underwritten Offering of Registrable Securities, application and filing fees and expenses, word processing, duplicating and printing expenses, telephone, fax, messenger and delivery expenses, and fees and disbursements of counsel to the Issuer (including expenses of legal opinions) and all independent accountants (including the expenses of "cold comfort" letters and annual audits), underwriters (excluding discounts and commissions), and fees and expenses of other Persons retained by the Issuer, in each case, whether all, some or none of the Registrable Securities are sold but excluding fees and expenses of counsel to any of the Holders, fees and expenses of any accountants, engineers, consultants or any other advisers to the Holders, any underwriting discount or commission and any broker-dealer sales commission that the Holders may incur in disposing of their Registrable Securities. The Issuer will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of any of its respective officers and employees performing legal or accounting duties).

     6. INDEMNIFICATION AND CONTRIBUTION. (a) In connection with any Registration Statement, the Issuer agrees to indemnify and hold harmless each Holder of Registrable Securities covered thereby, the directors, officers, managers, members, partners, employees, agents and affiliates of each such Holder and each Person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages and liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation or otherwise, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Issuer upon demand by such indemnified party agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action or proceeding; PROVIDED, HOWEVER, that the Issuer will not be liable in any case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuer by such Holder specifically for inclusion therein and (ii) to the extent that any such loss, claim, damage or liability is caused by any untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary Prospectus which is corrected in the Prospectus and a copy of the corrected Prospectus was not sent or given to the person asserting any such loss, claim, damage or liability who purchased Registrable Securities sold by the Holders at or before the written confirmation of the sale to such person.

     The Issuer also agrees, to indemnify or contribute to Losses (as defined in Section 6(d) below) of, as provided in Section 6(d), any Underwriters of Registrable Securities registered under a Registration Statement, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Holders provided in this
Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(k) hereof.

     (b) Each Holder of Registrable Securities covered by a Registration Statement severally and not jointly agrees to indemnify and hold harmless (i) the Issuer, (ii) each of its directors, (iii) each of its officers who signs such Registration Statement and (iv) each person who controls the Issuer within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Issuer to such Holder, but only with reference to written information relating to such Holder furnished in writing to the Issuer by such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. Notwithstanding anything to the contrary herein, the foregoing obligations of any such Holder shall not exceed the amount of proceeds received by such Holder for the sale of the relevant Registrable Securities pursuant to the relevant Registration Statement.

     (c) Promptly after receipt by any person in respect of which indemnity may be sought pursuant to this Section 6 (such person, the "INDEMNIFIED PARTY"), of notice of the commencement of any action or proceeding or governmental investigation or proceeding, such indemnified party will, if a claim in respect thereof is to be made under this Section 6, notify the party against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing of the commencement thereof; but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) only in the event that (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would, in the opinion of counsel for the indemnified party, present such counsel with a potential or actual conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any non-monetary terms of settlement relating to the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed but in the event of such consent, or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify and hold harmless any such indemnified parties from and against any loss, claim, damage or liability by reason of such settlement or judgment.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "LOSSES") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. When determining such relative benefits, with respect to any Holder, the benefits shall be the amount of proceeds received by such Holder for the relevant Registrable Securities pursuant to the relevant Registration Statement and, with respect to the Issuer, the benefits shall be the benefits to the Issuer of the transactions contemplated by the Exchange Offer, including the restructuring described in the Exchange Offer. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) with respect to statements in a Registration Statement shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, manager, member, affiliate, partner, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Issuer within the meaning of either the Act or the Exchange Act, each officer of the Issuer who shall have signed the Registration Statement and each director of the Issuer shall have the same rights to contribution as the Issuer, subject in each case to the applicable terms and conditions of this paragraph (d).

     (e) The provisions of this Section 6 will remain in full force and effect, regardless of any termination of this Agreement or any underwriting agreement or investigation made by or on behalf of any Holder or the Issuer or any other indemnified party referred to in Section 6 hereof, and will survive the sale, transfer and successive resales of the Registrable Securities.

     (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled pursuant to Section 6 shall be paid by the indemnifying party promptly upon request as such losses, claims, damages, liabilities or expenses are incurred.

     7. LIQUIDATED DAMAGES. The Issuer and Jefferies, on behalf of the Holders, agree that the Holders will suffer damages if the Issuer fails to fulfill its obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuer agrees that if (a) it fails to file any Registration Statement as required by Section 2 or Section 3 of this Agreement on or before the date specified for such filing, (b) any Registration Statement is not declared effective by the Commission on or prior to 105 days after the Closing Date, or (c) any Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of the Registrable Securities during the periods specified in Section 3 of this Agreement, other than during a Black Out Period and except as a result of the occurrence of any event of the kind described in Section 4(c)(2) hereof (each such event referred to in clauses (a) through (c) above a "REGISTRATION DEFAULT"), then the interest rate on either the New Notes or Series B Notes, as applicable, with respect to the first 90 day period immediately following the occurrence of such Registration Default will increase ("LIQUIDATED DAMAGES") by 3.5% per annum and will increase by an additional 0.5% per annum with respect to each subsequent 30 day period until all Registration Defaults have been cured, up to a maximum per annum interest rate on either the New Notes or Series B Notes, as applicable of 18% with respect to all Registration Defaults. All accrued Liquidated Damages will be paid by the Issuer in the same manner and at the same time as payments of interest on the Secured Notes. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease.

     8.   MISCELLANEOUS.

     (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof (each, an "Amendment") may not be given, in each case without the prior written consent of (i) the Issuer and (ii) the Holders of not less than a majority in aggregate principal amount of the then outstanding Secured Notes; PROVIDED, HOWEVER, that each Amendment shall require the prior written consent of any Holder adversely effected by any such Amendment.

     (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

          (1)     if to the Issuer:

                  c/o Abraxas Petroleum Corporation
                  500 North Loop 1604 East, Suite 100
                  San Antonio, TX 78232
                  Facsimile No.: (210) 490-8816
                  Attention: Chief Executive Officer

          (2)     if to Jefferies:

                  c/o Jefferies & Company, Inc.

                  Two Houston Center
                  909 Fannin Street, Suite 3100
                  Houston, TX 77010
                  Facsimile No.: (713) 308-4569
                  Attention: Todd Dittmann

          (3) if to any Holder, to the address and facsimile number for such Holder listed on the Issuer's books or otherwise supplied to the Issuer by such Holder.

     All such notices and communications shall be deemed to have been duly given when received.

     The Issuer or Jefferies by notice to the other may designate additional or different addresses for subsequent notices or communications from the other.

     (c) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Issuer thereto, subsequent Holders of Registrable Securities and their transferees. The Issuer hereby agrees to extend the benefits of this Agreement to any subsequent record holder of Registrable Securities and any other holder of Registrable Securities if such holder holds such securities directly or indirectly or has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected (each such holder shall be deemed a "HOLDER" for purposes of this Agreement) and any such holder may specifically enforce the provisions of this Agreement as if an original party hereto. Except by operation of law, this Agreement may not be assigned by the Issuer.

     (d) RELEASE OF SUBSIDIARY GUARANTORS. If any Subsidiary Guarantor becomes a party to this Agreement and is subsequently released from its obligations under the Indenture in accordance with the terms thereof, then such Subsidiary Guarantor shall be released from its obligations hereunder.

     (e) COUNTERPARTS. This Agreement may be executed by facsimile and in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE WITHOUT REGARD TO PRINCIPLES OF

CONFLICTS OF LAW. Each of the parties hereto also hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York located within the County of New York and of the United States of America located in the Southern District of the State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action, suit or proceeding relating thereto except in such courts), irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America located in the State of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     (h) SEVERABILITY. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

     (i) NO INCONSISTENT AGREEMENTS. The Issuer has not as of the date hereof and shall not enter, after the date of this Agreement, into any agreement with respect to any of their securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except for the registration rights granted to the holders of the Warrants, the Issuer has not entered and will not enter into any agreement with respect to any of its securities that will grant to any person piggy-back rights with respect to a Registration Statement.

     (j) THIRD-PARTY BENEFICIARIES. Holders of Registrable Securities are third-party beneficiaries of this Agreement, and this Agreement may be enforced by such persons.

     (k) SUBSIDIARY GUARANTOR A PARTY. Immediately upon a Person becoming a Subsidiary of the Issuer after the Closing Date, the Issuer shall cause such Person to become a party hereto as a Subsidiary Guarantor by executing and delivering to Jefferies a counterpart hereof.

     (l) RULE 144 AND RULE 144A. The Issuer shall take all actions reasonably necessary to enable Holders of Registrable Securities to sell such securities without registration under the Act within the limitation of the provisions of
(a) Rule 144 under the Act, as such Rule may be amended from time to time, (b) Rule 144A under the Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any 10% Holder of Registrable Securities, the Issuer will deliver to such Holder a written statement as to whether it has complied with such requirements. Any person or group who receives or beneficially owns 10% of the total principal amount of New Notes on the Closing Date shall be a "10% HOLDER" for purposes of this Agreement for so long as it owns such minimum percentage.

     (m) NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Issuer, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Issuer may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.


                            [SIGNATURE PAGES FOLLOW]

     Please confirm that the foregoing correctly sets forth the agreement between the Issuer and Jefferies.

                                           Very truly yours,

                                           ABRAXAS PETROLEUM CORPORATION


                                           /s/   Robert W. Carington, Jr.
                                                 ------------------------
                                                 Executive Vice President


                                           SANDIA OIL & GAS CORP.


                                           /s/   Robert W. Carington, Jr.
                                                 ------------------------
                                                 Vice President

                                           SANDIA OPERATING CORP.


                                           /s/   Robert W. Carington, Jr.
                                                 ------------------------
                                                 Vice President

                                           WAMSUTTER HOLDINGS, INC.


                                           /s/   Robert W. Carington, Jr.
                                                 ------------------------
                                                 Vice President

                                           WESTERN ASSOCIATED ENERGY
                                           CORPORATION


                                           /s/   Robert W. Carington, Jr.
                                                 ------------------------
                                                 Vice President

                                           GREY WOLF EXPLORATION INC.


                                           /s/   Robert W. Carington, Jr.
                                                 ------------------------
                                                 Vice President

                                           EASTSIDE COAL COMPANY, INC.


                                           /s/   Robert W. Carington, Jr.
                                                 ------------------------
                                                 Vice President


            [SIGNATURE PAGE OF ABRAXAS REGISTRATION RIGHTS AGREEMENT]

                                           JEFFERIES & COMPANY, INC.


                                           /s/   Todd Dittmann
                                                 ------------------------
                                                 Senior Vice-President


            [SIGNATURE PAGE OF ABRAXAS REGISTRATION RIGHTS AGREEMENT]